Investor Presentation Second Quarter 2026

Cautionary Note Regarding Forward-Looking Statements This presentation contains “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, including without limitation those regarding Popular’s business, financial condition, results of operations and objectives, outlook, performance, earnings and expenses. These statements are not guarantees of future performance, are based on the current expectations of Popular, Inc.’s management and, by their nature, involve risks, uncertainties, estimates and assumptions. Potential factors, some of which are beyond our control, could cause actual results to differ materially from those expressed in, or implied by, such forward-looking statements. More information on the risks and important factors that could affect our future results and financial condition is included in our Form 10-K for the year ended December 31, 2025, our Form 10-Q for the quarter ended March 31, 2026, and our Form 10-Q for the quarter ended June 30, 2026, to be filed with the Securities and Exchange Commission. Our filings are available on our website (www.popular.com) and on the Securities and Exchange Commission website (www.sec.gov). We assume no obligation to update or revise any forward-looking statements which speak as of their respective dates. 2

Strategic Framework BE SIMPLE AND EFFICIENT Deliver solutions faster, improve productivity, and reduce costs BE THE #1 BANK FOR OUR CUSTOMERS Meet customers where they are. We are their first choice, always one step ahead, fostering loyalty and deepening relationships at every stage of their lives, to drive growth BE A TOP PERFORMING BANK Become a performance-driven organization with top talent, delivering sustainable, profitable growth and sustainable long-term value to our shareholders 3

Q2 2026 Highlights

Financial Highlights

($ in millions, except per share information)

Income Statement	Q2 2026	Q1 2026	Change	Q2 2025
Net Income	$ 278	$ 246	$ 32	$ 210
Net Interest Margin (NIM)	3.66%	3.66%	-	3.49%
Net Interest Margin FTE[1]	4.17%	4.14%	3 bps	3.85%
Total Deposit Costs	1.57%	1.56%	1 bps	1.78%
EPS	$ 4.35	$ 3.78	$ 0.57	$ 3.09
Financial Ratios				
ROA	1.41%	1.29%	12 bps	1.11%
ROTCE[2]	17.02%	15.46%	156 bps	13.26%
Ending Balances				
Loans Held-in-Portfolio	$ 39,750	$ 39,290	$ 460	$ 38,185
Total Assets	78,972	76,131	2,841	76,065
Total Deposits	70,233	67,611	2,622	67,217
Borrowings	1,463	1,120	343	1,414
Credit Quality				
Non-Performing Loans (NPLs)	$ 413	$ 458	$ (45)	$ 312
NPL Ratio	1.04%	1.17%	-13 bps	0.82%
NCO Ratio	1.05%	0.61%	44 bps	0.45%
ACL-NPL Ratio	190%	180%	10%	247%
Capital				
Common Equity Tier 1	16.08%	15.92%	16 bps	15.91%
Tangible Book Value Per Share	$ 87.94	$ 84.98	$ 2.96	$ 75.41
Capital Returned to Shareholders[3]	174	204	(30)	160

Quarter Highlights

Highlights:

- ROTCE of 17.02% vs. 15.46% in Q1
- Net interest income increased $23 million to $693 million driven by higher income from U.S. Treasury securities
- NIM 3.66% unchanged; FTE NIM expanded 3 bps to 4.17%
- Loans held-in-portfolio increased $460 million driven by commercial, construction and mortgage loans
- Total deposits increased $2.6 billion or 3.9%; excluding P.R. public deposits, customer deposits decreased $414 million or 1%
- NPLs decreased $45 million to $413 million, driven by the transfer of a $155 million NPL to loans held-for-sale ("LHFS"); NPL ratio at 1.04% vs. 1.17% in Q1
- NCO Ratio of 1.05% vs. 0.61% in Q1; excluding the $71 million charge-off related to the NPL transferred to LHFS, NCO Ratio of 0.33%
- Tangible book value per share increased $2.96 or 3.5% to $87.94

Capital Actions:

- Repurchased $125 million in common stock at an average price of $150.36 during the quarter and paid quarterly common stock dividend of $0.75 per share
- Capital returned to shareholders YTD of $378 million, including $280 million in common stock repurchases YTD at an average price of $141.04 per share
- We announced the following capital actions:
  - an increase in our quarterly common stock dividend of 20% from $0.75 to $0.90, effective in Q4 2026, subject to Board approval
  - a new common stock repurchase authorization of up to $1 billion

See Slide 15 for footnotes
Differences due to rounding

4

Q2 2026 Business Highlights

BPPR

($ in millions)	Q2 2026	Q1 2026	Change	Q2 2025
Net Income	$ 233	$ 204	$ 29	$ 185
Net Interest Margin	3.85%	3.85%	-	3.68%
Loans Held-in-Portfolio	27,976	27,676	300	26,774
P.R. Public Deposits	22,705	19,669	3,036	20,918
Total Deposits	58,670	55,887	2,783	55,882
Total Deposit Costs	1.32%	1.31%	1 bps	1.52%
Borrowings	57	57	-	67

Highlights:

- Loans held-in-portfolio increased $300 million:
  - commercial and construction loans increased $176 million
  - mortgage loans increased $93 million
  - personal loans increased $45 million
  - credit cards increased $24 million
  - auto loans and leases decreased $35 million
- NIM unchanged at 3.85%:
  - investment securities yields increased 11 bps to 2.79%
  - loan yields increased 1 bp to 7.71%
  - total deposit costs increased 1 bp to 1.32%
    - P.R. public deposit costs decreased 5 bps to 2.61%
    - excluding P.R. public deposits, total deposit costs increased 2 bps

Popular U.S.

($ in millions)	Q2 2026	Q1 2026	Change	Q2 2025
Net Income	$ 37	$ 37	-	$ 23
Net Interest Margin	3.17%	3.15%	2 bps	2.93%
Loans Held-in-Portfolio	11,773	11,613	160	11,380
Total Deposits	11,931	12,231	(300)	11,946
Total Deposit Costs	2.73%	2.69%	4 bps	2.95%
Borrowings	810	467	343	754

Highlights:

- Loans held-in-portfolio increased $160 million:
  - commercial and construction loans increased $184 million
  - mortgage loans decreased $26 million; mortgage loan originations in Popular U.S. were discontinued at the end of Q3 2025
- NIM increased 2 bps to 3.17%:
  - loan yields increased 2 bps to 6.10%
  - total deposit costs increased 4 bps to 2.73%
- Borrowings increased $343 million due to higher short-term FHLB advances

Differences due to rounding

5

6 Financial Summary ($ in thousands, except EPS) Q2 2026 Q1 2026 Variance Net interest income 693,419$ 670,180$ 23,239$ Provision for credit losses 65,873 75,886 (10,013) Net interest income after provision for credit losses 627,546$ 594,294$ 33,252$ Banking fees 117,494 111,636 5,858 Asset management and insurance fees 30,335 30,051 284 Mortgage banking activities 6,267 4,213 2,054 Other operating income 26,449 19,726 6,723 Total non-interest income 180,545$ 165,626$ 14,919$ Total personnel costs 229,031 216,069 12,962 Technology and software expenses 90,971 89,139 1,832 Professional fees 24,484 25,553 (1,069) Business promotions 27,900 22,860 5,040 Transactional services 37,266 39,087 (1,821) Net occupancy 27,764 27,299 465 Other operating expenses 46,714 47,303 (589) Total operating expenses 484,130$ 467,310$ 16,820$ Income before income tax 323,961 292,610 31,351 Income tax expense 45,747 46,936 (1,189) Net income 278,214$ 245,674$ 32,540$ EPS 4.35$ 3.78$ 0.57$ ROTCE 17.02% 15.46% 156 bps Quarterly Results (unaudited) Differences due to rounding

7 Net Interest Income and NIM Dynamics Quarter Highlights: • Net interest income increased $23 million to $693 million • Net interest margin unchanged at 3.66% • Net interest margin (FTE) expanded 3 bps to 4.17% ‐ Money market and investment securities yields (FTE) increased 15 bps to 3.69% • Money market and investment securities increased $2.2 billion to $35.8 billion, representing 47% of earning assets • Total deposits increased $2.6 billion. Average total deposits increased $1.9 billion. Excluding P.R. public deposits, average customer deposits increased $807 million $632 $647 $658 $670 $693 3.85% 3.90% 4.03% 4.14% 4.17% 5.57% 5.63% 5.65% 5.66% 5.70% 1.72% 1.73% 1.62% 1.52% 1.53% - 0.01 0.02 0.03 0.04 0.05 0.06 0.07 - 100 200 300 400 500 600 Q2 2025 Q3 2025 Q4 2025 Q1 2026 Q2 2026 Net Interest Income and NIM ($ in millions) Net interest income NIM (FTE) Earning assets yields (FTE) Cost of funds $34.6 $33.1 $32.8 $33.6 $35.8 $38.2 $38.7 $39.3 $39.3 $39.8 $72.8 $71.8 $72.1 $72.9 $75.7 7.50% 7.49% 7.51% 7.53% 7.53% 3.50% 3.59% 3.51% 3.54% 3.69% 0 0.0 2 0.0 4 0.0 6 0.0 8 0.1 0.1 2 0.1 4 - 10.0 0 20.0 0 30.0 0 40.0 0 50.0 0 60.0 0 70.0 0 Q2 2025 Q3 2025 Q4 2025 Q1 2026 Q2 2026 Earning Assets (ending balances, $ in billions) Loan balances Money market and investment securities Loan yields (FTE) Money market and investment securities yields (FTE) $46.3 $46.4 $46.8 $47.9 $47.5 $20.9 $20.1 $19.4 $19.7 $22.7 $68.6 $67.8 $67.6 $68.7 $71.7 3.22% 3.19% 2.97% 2.66% 2.61% 1.15% 1.17% 1.14% 1.09% 1.10% - 0.01 00 0.02 00 0.03 00 0.04 00 0.05 00 0.06 00 - 10.0 0 20.0 0 30.0 0 40.0 0 50.0 0 60.0 0 70.0 0 Q2 2025 Q3 2025 Q4 2025 Q1 2026 Q2 2026 Sources of Funds (ending balances, $ in billions) Deposits, excl P.R. public deposits P.R. public deposits Borrowings P.R. public deposit costs Deposit Costs, excl P.R. public deposit costs Differences due to rounding

8 Non-Interest Income Quarter Highlights: • Non-interest income increased $15 million to $181 million • Non-interest income increased 7% YoY ‐ Debit card fees increased $2 million or 5% when compared to Q1 driven by higher number of transactions ‐ Credit card fees increased $3 million or 9% driven by higher purchase volumes ‐ Other operating income increased $7 million or 34% when compared to Q1 driven by higher income on equity method investments Differences due to rounding ($ in millions) Q2 2026 Q1 2026 Variance Q2 2025 Q1 2026 Q2 2025 Service charges on deposits $ 39.0 $ 38.8 $ 0.3 $ 38.8 1% 1% Debit card fees 31.5 30.0 1.5 27.9 5% 13% Credit card fees 34.8 32.0 2.8 32.5 9% 7% Other fees 12.1 10.9 1.3 11.7 12% 4% Banking fees $ 117.5 $ 111.6 $ 5.9 $ 111.0 5% 6% Insurance fees 12.6 12.5 0.1 12.7 - (1%) Brokerage and asset management fees 10.0 10.2 (0.2) 9.1 (2%) 10% Trust fees 7.8 7.3 0.4 6.6 6% 17% Asset management and insurance fees $ 30.3 $ 30.1 $ 0.3 $ 28.4 1% 7% Mortgage banking activities 6.3 4.2 2.1 4.9 49% 29% Other operating income 26.4 19.7 6.7 24.2 34% 9% Non-interest income $ 180.5 $ 165.6 $ 14.9 $ 168.5 9% 7% Change vs. $168 $171 $166 $166 $181 - 20.0 0 40.0 0 60.0 0 80.0 0 100 .00 120 .00 140 .00 160 .00 180 .00 200 .00 Q2 2025 Q3 2025 Q4 2025 Q1 2026 Q2 2026 Non-Interest Income ($ in millions) Asset management and insurance fees Other operating income Mortgage banking activities

9 Operating Expenses Quarter Highlights: • Operating expenses increased $17 million to $484 million: ‐ Personnel costs increased $13 million driven by a $10 million accrual related to our profit-sharing plan and an increase of $5 million driven by performance- based incentives ‐ Business promotion expense increased $5 million, driven by higher credit card loyalty programs and the benefit of the expiration of unclaimed rewards points in Q1 $493 $495 $473 $467 $484 - 100 .00 200 .00 300 .00 400 .00 500 .00 - 100 .00 200 .00 300 .00 400 .00 500 .00 Q2 2025 Q3 2025 Q4 2025 Q1 2026 Q2 2026 Operating Expenses ($ in millions) Personnel costs Technology and professional fees Net occupancy and other expenses Business promotion and transactional services ($ in millions) Q2 2026 Q1 2026 Variance Q2 2025 Q1 2026 Q2 2025 Salaries $ 134.4 $ 134.8 $ (0.4) $ 132.8 - 1% Commissions and incentives 39.9 34.9 5.0 40.6 14% (2%) Profit Sharing 10.0 (1.2) 11.2 13.0 NM1 (23%) Pension, postretirement and other 44.7 47.6 (2.9) 43.1 (6%) 4% Total personnel costs $ 229.0 $ 216.1 $ 13.0 $ 229.4 6% - Technology and software 91.0 89.1 1.8 84.7 2% 7% Professional fees 24.5 25.6 (1.1) 28.1 (4%) (13%) Business promotion 27.9 22.9 5.0 26.4 22% 6% Transactional services 37.3 39.1 (1.8) 37.9 (5%) (2%) Net occupancy 27.8 27.3 0.5 29.1 2% (5%) Other operating expenses 46.7 47.3 (0.6) 57.2 (1%) (18%) Operating expenses $ 484.1 $ 467.3 $ 16.8 $ 492.7 4% (2%) Change vs. See Slide 15 for footnotes Differences due to rounding

10 Capital Quarter Highlights: • Repurchased $125 million in common stock at an average price of $150.36 in the quarter and paid quarterly common stock dividend of $0.75 per share • Since resuming common stock repurchases in 2024, we have repurchased $1 billion in common stock, including $280 million in common stock repurchases YTD at an average price of $141.04 per share • We announced the following capital actions: ‐ an increase in the Corporation’s quarterly common stock dividend of 20% from $0.75 to $0.90 per share, commencing with the dividend payable in the fourth quarter of 2026, subject to the approval of the Corporation’s Board of Directors; and ‐ a new common stock repurchase authorization of up to $1 billion 16.30% 5.06% (2.56%) (1.48%) 16.08% (1.24%) Q4-23 Net income Dividends Repurchases RWA and other Q2-26 Common Equity Tier 1 15.91 15.96 17.70 8.51 6.81 15.92 15.98 17.71 8.60 7.29 16.08 16.13 17.85 8.57 7.19 0.0 0 2.0 0 4.0 0 6.0 0 8.0 0 10. 00 12. 00 14. 00 16. 00 18. 00 20. 00 Common Equity Tier 1 Capital Tier 1 Risk-Based Capital Total Risk-Based Capital Tier 1 Leverage TCE Popular, Inc. (numbers in percentage) Q2 2025 Q1 2026 Q2 2026 15.97 15.97 17.24 7.43 5.22 15.75 15.75 17.01 7.39 5.62 16.40 16.40 17.66 7.53 5.73 0 2 4 6 8 10 12 14 16 18 20 Common Equity Tier 1 Capital Tier 1 Risk-Based Capital Total Risk-Based Capital Tier 1 Leverage TCE BPPR (numbers in percentage) Q2 2025 Q1 2026 Q2 2026 Differences due to rounding

$67 $60 $61 $45 $41 $247 $59 $49 $186 0 100 200 300 400 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 Q1 2026 Q2 2026 NPL Inflows ($ in millions) Popular U.S. BPPR Total 11 Non-Performing Assets Quarter Highlights: • NPLs and NPAs in BPPR during the quarter were impacted by the resolution of a $155 million commercial non-performing relationship: ‐ resulted in a $71 million charge-off; and ‐ the transfer of the remaining $84 million to LHFS. The loan was subsequently sold on July 2, 2026 • Commercial NPL inflows in BPPR increased due to two loans totaling $129 million, each with borrower-specific issues that are not indicative of broader credit deterioration $342 $361 $351 $314 $312 $502 $498 $458 $413 0.96% 1.00% 0.95% 0.85% 0.82% 1.30% 1.27% 1.17% 1.04% 0 0.005 0.01 0.015 0.02 0.025 0.03 0.035 0.04 0 100 200 300 400 500 600 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 Q1 2026 Q2 2026 Non-Performing Loans ($ in millions) Commercial and Construction Mortgage Other NPLs/Loans Differences due to rounding $412 $424 $408 $366 $358 $545 $541 $504 $547 0.57% 0.60% 0.56% 0.50% 0.47% 0.73% 0.72% 0.66% 0.69% 0.000000000 0.005000000 0.010000000 0.015000000 0.020000000 0.025000000 0.030000000 0.035000000 0.040000000 0 100 200 300 400 500 600 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 Q1 2026 Q2 2026 Non-Performing Assets ($ in millions) NPLs NPL HFS OREO NPAs/Total Assets

12 NCOs and Allowance for Credit Losses Quarter Highlights: • NCOs increased $44 million, driven by a $71 million charge-off associated with the sale of a $155 million non-performing loan, partially offset by lower consumer NCOs, mainly related to the auto portfolio. NCO Ratio increased 44 bps to 1.05%; excluding the $71 million charge-off, NCO Ratio of 0.33% • ACL decreased $39 million to $785 million, mainly driven by lower reserves for commercial loans and consumer loans. ACL-to-Loans Ratio at 1.97% vs. 2.10% in Q1 Allowance for Credit Losses ($ in millions) Balance Reserve Build Balance Reserve Build Balance ACL/Loan Q2 2025 (Release) Q1 2026 (Release) Q2 2026 Q2 2026 Commercial 277$ 71$ 348$ (21)$ 327$ 1.50% Mortgage 85 (2) 84 (4) 80 0.91% Leases 20 (1) 19 (1) 18 0.90% Consumer: 387 (14) 374 (13) 361 5.00% Credit Cards 92 (3) 89 (5) 85 6.85% Personal Loans 105 1 106 (2) 104 5.10% Auto 182 (12) 171 (6) 165 4.36% Other 8 (0) 8 (0) 7 4.39% Total ACL 769$ 54$ 824$ (39)$ 785$ 1.97% Portfolios $54 $59 $67 $49 $42 $58 $50 $60 $104 0.61% 0.65% 0.74% 0.53% 0.45% 0.60% 0.51% 0.61% 1.05% -1.00% 0.0 0% 1.0 0% 2.0 0% 3.0 0% 4.0 0% (3 0) (1 0) 10 30 50 70 90 110 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 Q1 2026 Q2 2026 NCOs and NCO-to-Loans Ratio ($ in millions) Commercial and Construction Mortgage Leases Consumer NCO% $49 $58 $63 $51 $42 $44 $46 $48 $39 2.80% 3.26% 3.56% 2.85% 2.33% 2.46% 2.56% 2.69% 2.15% 0.0 0% 1.0 0% 2.0 0% 3.0 0% 4.0 0% 5.0 0% (20) (10) - 10 20 30 40 50 60 70 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 Q1 2026 Q2 2026 Consumer NCOs by Loan Portfolio ($ in millions) Credit Card Personal Auto Other NCO% $824 $(104) $46 $14 $5 $785 Q1 2026 ACL NCOs Commercial Changes Consumer Changes Economic Scenarios and … Q2 2026 ACL 650 670 690 710 730 750 770 790 810 830 ACL Movement ($ in millions) Q1 2026 ACL NCOs Economic scenario and qualitative Commercial portfolio Retail Loan portfolios Q2 26 ACL

13 Driving Value Franchise Market leader in Puerto Rico • Extensive customer base with 2.1 million customers • Solid deposit franchise and a well diversified loan portfolio • Distinct multichannel experience with top digital solutions and an unmatched branch network • Diversified business model, strong capital and ample liquidity to support our clients Mainland U.S. banking operation provides geographic diversification • Commercial led strategy directed at small and medium sized businesses • National banking segments focused on homeowners’ associations and healthcare • Other key niche segments include non-profit organizations and construction in the NY Metro • Branch footprint in South Florida and New York Metro Our Strategy • Continued to advance our three strategic objectives. A growing number of initiatives are gaining traction simultaneously, and the pace of execution is accelerating. Recent examples include: ‐ Enhancing physical and digital channels to deliver a seamless customer experience through the ongoing modernization of our branch network, and investments in technology, digital capabilities, and self-service solutions ‐ Strengthening retail customer engagement through innovative digital solutions such as personalized credit management tools and an integrated marketplace within our digital banking platform that connects our retail and business customers ‐ Expanding commercial capabilities and broadening reach, including a modernized cash management platform, enhanced corporate credit card solutions and targeted programs for key professional sectors Capital Actions • Repurchased $125 million in common stock at an average price of $150.36 in the quarter and paid quarterly common stock dividend of $0.75 per share • Capital returned to shareholders YTD of $378 million, including $280 million in common stock repurchases YTD at an average price of $141.04 per share • We announced an increase in our quarterly common stock dividend of 20% from $0.75 to $0.90 effective in Q4 2026, subject to the Board approval, and a new common stock repurchase authorization of up to $1 billion Corporate Sustainability • Our sustainability strategy is guided by three pillars: Provide Opportunity, Protect the Environment, and Promote Trust. More details on our strategy are included in our 2025 Corporate Sustainability Report published this June • We continue creating social and economic value in our communities through targeted investments and partnerships. ‐ In 2025, we deployed over $1.1 billion to support small businesses and entrepreneurs and launched Mi Crédito to strengthen customers’ financial well-being

14 Guidance Original FY 2026 Guidance Updated Guidance Commentary Driven by higher exempt income Driven by consumer loan activity in P.R. and C&I loan sold in Q3 2026 2026 Guidance 8%-9% increase for the year $165 million - $170 million per quarter 65 bps-80 bps annualized 2%-3% increase for the year Driven by higher volume of P.R. deposits Driven by increase in credit and debit card activity Due to YTD commercial charge-offs and NPL inflows Guidance includes profit sharing expense 14%-15% for the year Low-end of the guidance range Non-Interest Income $160 million - $165 million per quarter Net Interest Income 5%-7% increase for the year NCOs 55 bps-70 bps annualized Operating Expenses 3% increase for the year Effective Tax Rate 15%-17% for the year Loan Growth 3%-4% for the year

15 Footnotes Slide 4: 1- Fully taxable equivalent (“FTE”) net interest margin (“NIM”) represents a non-GAAP financial measure. See the Corporation's earnings press release, Form 10-Q and Form 10-K filed, or to be filed, with the U.S. Securities and Exchange Commission for the applicable periods’ GAAP to non-GAAP reconciliation 2- Return on average tangible common equity (“ROTCE”) represents a non-GAAP financial measure. Unless otherwise indicated, references to “ROTCE” in this presentation mean return on tangible common equity as adjusted to add back unrealized (gains) losses on AFS securities, including those transferred to HTM. See Table R in the Corporation’s Q2 2026 earnings press release for the reconciliation of GAAP to non-GAAP financial measures to be filed with the U.S. Securities and Exchange Commission 3- Capital returned to shareholders includes common stock repurchases and dividends paid on preferred and common stock Slide 9: 1- NM = Not meaningful. Percentage change is omitted when the prior-period base is negative or immaterial.

Investor Presentation Second Quarter 2026 Appendix

17 Corporate Structure Summary Corporate Structure Banco Popular de Puerto Rico Popular Securities LLC Popular’s Insurance Subsidiaries Popular North America, Inc. Popular Bank Holding Co. (including equity investments) Earnings Franchise Selected equity investments: Banco BHD León under Corporate segment • Dominican Republic bank • 15.63% stake • 2025 net income of $306 million Industry Financial Services Headquarters San Juan, Puerto Rico Assets $79 billion (among top 50 BHCs in the U.S.) Loans $40 billion Deposits $70 billion Banking branches 151 in Puerto Rico, 36 in the U.S. (24 in New York and New Jersey and 12 in Florida) and 9 in the U.S. and British Virgin Islands NASDAQ ticker symbol BPOP Market Cap (as of June 30, 2026) $10.5 billion Assets = $79 billion Assets = $64 billion Assets = $15 billion Puerto Rico Operations United States Operations Earnings

18 Q2 2026 vs. Q1 2026 Business Segments Financial Results (Unaudited) ($ in millions) Q2 2026 Q1 2026 Variance Q2 2026 Q1 2026 Variance Net interest income 590$ 568$ 22$ 113$ 112$ 1$ Provision for credit losses 63 74 (11) 3 3 - Net interest income after provision for credit losses 527 494 33 110 109 1 Non-interest income 156 145 11 7 8 (1) Operating expenses 418$ 402$ 16$ 67$ 65$ 2$ Income before income tax 265 237 28 50 52 (2) Income tax expense 32 33 (1) 14 15 (1) Net income 233$ 204$ 29$ 36$ 37$ (1)$ Balance Sheet Highlights (Unaudited) ($ in millions) Q2 2026 Q1 2026 Variance Q2 2026 Q1 2026 Variance Total assets 63,517$ 60,786$ 2,731$ 15,033$ 14,953$ 80$ Total loans held-in-portfolio (HIP) 27,976 27,676 300 11,773 11,613 160 Total deposits 58,670 55,887 2,783 11,931 12,231 (300) Asset Quality Q2 2026 Q1 2026 Variance Q2 2026 Q1 2026 Variance Non-performing loans HIP / Total loans HIP 1.32% 1.52% -20 bps 0.39% 0.33% 6 bps Non-performing assets / Total assets 0.66% 0.77% -11 bps 0.31% 0.26% 5 bps Allowance for credit losses / Total loans HIP 2.47% 2.65% -18 bps 0.79% 0.79% - BPPR Popular U.S. BPPR Popular U.S. BPPR Popular U.S.

19 Loan Composition and Yields Highlights: • Loans held-in-portfolio increased by $460 million driven by growth across most portfolios in BPPR and commercial loans in PB • Average loan yields (FTE) unchanged at 7.53% (ending balances, $ in millions) Q2 2026 Q1 2026 Variance Q2 2026 Yields (FTE) Commercial $ 20,051 $ 19,749 $ 302 $ 19,932 6.73% Construction 1,732 1,674 58 1,764 7.90% Mortgage 8,780 8,712 68 8,732 6.15% Auto loans and leases 5,744 5,779 (35) 5,837 8.69% Consumer 3,442 3,376 67 3,310 13.74% Total Loans $ 39,750 $ 39,290 $ 460 $ 39,575 7.53% Loans Held-in-Portfolio Average $15.7 $17.7 $18.7 $19.8 $19.7 $20.1 $0.8 $1.0 $1.3 $1.7 $1.7 $1.7 $5.1 $5.4 $5.8 $5.8 $5.8 $5.7 $7.4 $7.7 $8.1 $8.6 $8.7 $8.8 $3.1 $3.3 $3.3 $3.4 $3.4 $3.4 $32.1 $35.1 $37.1 $39.3 $39.3 $39.7 - 5.00 10.0 0 15.0 0 20.0 0 25.0 0 30.0 0 35.0 0 40.0 0 45.0 0 2022 2023 2024 2025 Q1 2026 Q2 2026 Loan Composition (ending balances, $ in billions) Commercial Construction Auto loans and Leases Mortgage Consumer

20 Funding Profile and Deposit Composition Highlights: • Deposits at $70.2 billion in Q2, with P.R. public deposits at $22.7 billion, representing 32% of total deposits • Total deposit costs, excluding P.R. public deposits, demonstrate the stability of core deposits, low cost and low betas • Total cost of deposits increased 1 bps to 1.57% in Q2 • Borrowings at $1.5 billion, composed of long-term notes and short term FHLB advances in PB • Deposits represent 98% of funding sources $15.1 $8.9 $14.5 $9.0 $22.7 $1.5 Funding Sources (ending balances, $ in billions) Non-interest bearing NOW & money market Savings Time deposits P.R. public deposits Borrowings $71.7 0.39% 1.68% 2.07% 1.78% 1.79% 1.68% 1.56% 1.57% 0.29% 0.91% 1.23% 1.15% 1.17% 1.14% 1.09% 1.10% 0.67% 3.69% 4.06% 3.22% 3.19% 2.97% 2.66% 2.61% 0.00000000 0.00500000 0.01000000 0.01500000 0.02000000 0.02500000 0.03000000 0.03500000 0.04000000 0.04500000 2022 2023 2024 Q2 2025 Q3 2025 Q4 2025 Q1 2026 Q2 2026 Deposit Costs Trends Total deposit costs Total deposit costs excl P.R. public deposit costs P.R. public deposit costs $16.0 $15.4 $15.1 $15.3 $15.8 $15.1 $8.5 $7.7 $7.7 $8.4 $8.7 $8.9 $14.7 $14.6 $14.2 $14.4 $14.6 $14.5 $6.8 $7.9 $8.4 $8.7 $8.9 $9.0 $15.2 $18.1 $19.5 $19.4 $19.7 $22.7 $61.2 $63.6 $64.9 $66.2 $67.6 $70.2 - 10.0 0 20.0 0 30.0 0 40.0 0 50.0 0 60.0 0 70.0 0 80.0 0 2022 2023 2024 2025 Q1 2026 Q2 2026 Deposit Composition (ending balances, $ in billions) Non-interest bearing NOW and Money market Savings Time deposits P.R. public deposits

21 Deposit Beta • BPPR's retail and commercial accounts are low beta products and will react more slowly to changes in short-term interest rates • High beta P.R. public deposits represent 32% of the total deposits • P.R. public deposits are linked to market rates but respond with a lag to changes in three-month Treasury Bill yields • Competitive dynamics in our U.S. markets have led to lower declining rate beta during the current cycle Deposits by Type Retail Int Bearing Deposits Deposit Mix (by Type) Deposit Mix Retail Commercial Public Wholesale Non Int Bearing 7% 14% 0% 0% Int Bearing 30% 10% 34% 5% Commercial Int Bearing Deposits Public Int Bearing Deposits 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% Ju n -1 7 D ec -1 7 Ju n -1 8 D ec -1 8 Ju n -1 9 D ec -1 9 Ju n -2 0 D ec -2 0 Ju n -2 1 D ec -2 1 Ju n -2 2 D ec -2 2 Ju n -2 3 D ec -2 3 Ju n -2 4 D ec -2 4 Ju n -2 5 D ec -2 5 Ju n -2 6 Retail - Int Bearing Fed Funds Target 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% Ju n -1 7 D e c- 1 7 Ju n -1 8 D e c- 1 8 Ju n -1 9 D e c- 1 9 Ju n -2 0 D e c- 2 0 Ju n -2 1 D e c- 2 1 Ju n -2 2 D e c- 2 2 Ju n -2 3 D ec -2 3 Ju n -2 4 D e c- 2 4 Ju n -2 5 D e c- 2 5 Ju n -2 6 Public - Int Bearing Fed Funds Target 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% Ju n -1 7 D ec -1 7 Ju n -1 8 D ec -1 8 Ju n -1 9 D ec -1 9 Ju n -2 0 D ec -2 0 Ju n -2 1 D ec -2 1 Ju n -2 2 D ec -2 2 Ju n -2 3 D ec -2 3 Ju n -2 4 D ec -2 4 Ju n -2 5 D ec -2 5 Ju n -2 6 Commercial - Int Bearing Fed Funds Target 23% 77% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% Ju n -1 7 D ec -1 7 Ju n -1 8 D ec -1 8 Ju n -1 9 D ec -1 9 Ju n -2 0 D ec -2 0 Ju n -2 1 D ec -2 1 Ju n -2 2 D ec -2 2 Ju n -2 3 D ec -2 3 Ju n -2 4 D ec -2 4 Ju n -2 5 D ec -2 5 Ju n -2 6 Non-Int Bearing Int Bearing

22 Investment Portfolio Quarter Highlights: • Conservative investment portfolio, with the majority invested in short to intermediate U.S. Treasuries, which are tax exempt in Puerto Rico • Investment portfolio duration 1.6 years; including cash, 1.4 years • Unrealized loss in the AFS portfolio increased by $50 million • Market value of U.S. Treasuries held to maturity stood at $6.1 billion, in line with the book value • Invested approximately $1.1 billion in U.S. Treasury notes with an average duration of 2.8 years and a yield of approximately 3.86% 1 Maturity expressed in years; In the case of mortgage-backed securities and CMO’s, it represents the weighted average life of the bonds assuming market consensus prepayment speeds 2 The Book value includes $202 million of unrealized loss in AOCI related to the securities transferred from available-for-sale securities portfolio to the held-to-maturity with an unrealized loss of $873 million at the time of transfer, which will be amortized (back into capital) throughout their remaining life. For the remainder of 2026 we expect the amortization to be approximately $74 million, $97 million for 2027 and the remaining amount in 2028 and 2029. Differences due to rounding Yield UST Legacy UST New 1.24% 3.79% - 200 400 600 800 1,000 1,200 1,400 1,600 Sep-26 Dec-26 Mar-27 Jun-27 Sep-27 Dec-27 Mar-28 Jun-28 Sep-28 Dec-28 Mar-29 Jun-29 Sep-29 $ M ill io n s Maturities: US Treasury Notes (AFS & HTM) UST Legacy UST New (Program Restarted in 2024) 32% 0% 0% 0% 33% 0% 0% 0% 20% 0% 0% 0% 2% 3% 0% 9% 0% 0% 0% 0% 0% 5% 10% 15% 20% 25% 30% 35% 0 - 3 yrs 4 - 5 yrs 6 - 7 yrs 8 - 10 yrs Maturity Profile U.S. T-bills U.S. Treasuries - AFS U.S. Treasuries - HTM Agency MBS/CMO $ in millions Q2 2026 Variance to Q1 2026 Q1 2026 Description Amortized Cost % of Portfolio Book Value Gain / (Loss) Yield Maturity / WAL1 Amortized Cost Gain / (Loss) Money Markets (Cash at Federal Reserve) $4,546 12.8% $4,546 $0 3.7% - ($100) $0 U.S. T-bills 10,042 28.2% 10,042 0 3.5% 0.2 3,045 (0) U.S. Treasuries 10,301 28.8% 10,229 (72) 3.7% 1.5 234 (46) Agency MBS/CMO 5,410 12.7% 4,522 (889) 1.8% 6.6 (163) (10) Total AFS 25,753 69.7% 24,792 (961) 3.3% 1.9 3,116 (56) U.S. Treasuries2 6,363 17.3% 6,155 (202) 1.2% 1.3 (800) 44 Other 54 0.2% 54 - 1.4% 15.1 (0) - Total HTM 6,417 17.5% 6,208 (202) 1.2% 1.4 (801) 44 Total Trading 32 0.1% 32 0 4.9% 7.3 1 (0) Total Portfolio $36,747 100.0% $35,578 ($1,162) 3.0% 1.6 $2,215 ($12) AFS HTM

23 Allowance for Credit Losses – Q2 2026 ACL Movement: • Moody’s baseline forecast shows a reduction in 2026 U.S. economic growth influenced by geopolitical conflicts • NCOs for the quarter were impacted by a $71 million charge-off for a single commercial relationship • Commercial portfolio driven by higher reserves for NPLs • Retail loan portfolio driven by loss history for the unsecured personal loans and credit cards portfolios Economic Scenarios: • Baseline scenario assigned the highest probability, followed by the S3 (pessimistic) scenario • The probability assigned to the S3 (pessimistic) scenario remains at elevated levels due to current uncertainty in the markets • 2026 annualized GDP growth (baseline): ‐ P.R. decreased to 0.70% from 1.02% ‐ U.S. decreased to 2.17% from 2.93% • 2026 forecasted average unemployment rate (baseline): ‐ P.R. remains near historically low levels at 5.80% ‐ U.S. is lower than previous period at 4.42% $824 $(104) $46 $14 $5 $785 Q1 2026 ACL NCOs Commercial Changes Consumer Changes Economic Scenarios and … Q2 2026 ACL 650 670 690 710 730 750 770 790 810 830 ACL Movement ($ in millions) Q1 2026 ACL NCOs Economic scenario and qualitative Commercial portfolio Retail Loan portfolios Q2 2026 ACL

24 Commercial and Industrial Portfolio Highlights: • The Commercial and Industrial (“C&I”) portfolio is mainly concentrated in the following industries: Other services (mostly U.S. community association loans), Public Administration, Retail trade, and Finance and Insurance • NPLs at $145 million, a $48 million decrease due to resolution of a $155 million relationship which was classified as NPL in Q3 2025. The decrease was partially offset by inflows to NPLs of $129 million that stemmed from issues specific to the individual borrowers and that are not indicative of a broader decline in portfolio credit quality • Q2 NCOs impacted by a $71 million charge-off from the previously mentioned $155 million relationship. The carrying amount of $84 million was transferred to LHFS • Allowance for credit losses (“ACL”) to loans held-in- portfolio at 2.1% $5,588 $5,744 $5,961 $5,929 $6,163 $2,449 $2,494 $2,637 $2,625 $2,611 $8,037 $8,238 $8,598 $8,555 $8,774 0.14% 2.12% 2.21% 2.25% 1.65%1.76% 2.06% 2.10% 2.31% 2.11% 0.0% 3.1% 6.2% 0 1,000 2,000 3,000 4,000 5,000 6,000 7,000 8,000 9,000 Q2 2025 Q3 2025 Q4 2025 Q1 2026 Q2 2026 Commercial and Industrial Portfolio ($ in millions) BPPR Popular U.S. NPL/Loans ACL/Loans Other Services 23% Public Administration 13% Retail Trade 11%Finance and Insurance 10% Wholesale Trade 6% Real estate and Rental Leasing 6% Accommodation and Food Services 6% Manufacturing 5% Health Care and Social Assistance 4% Transportation and Warehousing 2% Information 2% Other 12% Commercial & Industrial Portfolio Balance by industry type Metric Q2 2025 Q3 2025 Q4 2025 Q1 2026 Q2 2026 30-89 DPD/Loans 0.27% 0.26% 0.25% 0.28% 0.15% NPL/Loans 0.14% 2.12% 2.21% 2.25% 1.65% NCO Ratio 0.06% 0.07% 0.27% 0.03% 3.39% ACL/Loans 1.76% 2.06% 2.10% 2.31% 2.11% ACL/NPL 1237.57% 97.03% 95.02% 102.58% 127.90% Classified Loans/Loans 4.33% 6.22% 6.25% 6.23% 4.29% Credit Metrics

25 Non-Owner Occupied CRE Portfolio Highlights: • Non-Owner Occupied CRE (CRE NOO) exposure mainly in retail, hotels and office space • Office exposure limited to 1.7% of total loan portfolio and 12% of CRE NOO ‐ Office space mainly in mid-rise properties with diversified tenants across both regions ‐ Average loan size at approximately $3 million • Strong credit risk profile ‐ NPLs at 0.59%, stable from Q1 2026 ‐ Allowance for credit losses to loans held-in-portfolio at 0.99% $3,330 $3,303 $3,395 $3,392 $3,321 $2,191 $2,160 $2,148 $2,151 $2,300 $5,521 $5,463 $5,543 $5,543 $5,621 0.30% 0.81% 0.77% 0.60% 0.60% 1.06% 1.08% 1.06% 1.16% 0.99% 0.0%0 1,000 2,000 3,000 4,000 5,000 Q2 2025 Q3 2025 Q4 2025 Q1 2026 Q2 2026 Non-Owner Occupied CRE ($ in millions) BPPR Popular U.S. NPL/Loans ACL/Loans Metric Q2 2025 Q3 2025 Q4 2025 Q1 2026 Q2 2026 30-89 DPD/Loans 0.27% 0.26% 0.25% 0.28% 0.14% NPL/Loans 0.14% 2.12% 2.21% 2.25% 0.59% NCO Ratio 0.06% 0.07% 0.27% 0.03% 0.00% ACL/Loans 1.76% 2.06% 2.10% 2.31% 0.99% ACL/NPL 1237.57% 97.03% 95.02% 102.58% 169.29% Classified Loans/Loans 4.33% 6.22% 6.25% 6.23% 3.25% Credit Metrics Retail 32% Hotels 19% Office Space 12% Shelters 11% Industrial 8% Mixed use 6% Health Facility 5% Other 7% Non-Owner Occupied CRE Balance by property type

26 Multifamily Loan Portfolio Highlights: • 86% of the portfolio concentrated in Popular U.S. • Strong credit risk profile with low levels of delinquency, NCOs and classified loans • New York multi-family loan portfolio: ‐ Represents $1.3 billion or 3.4% of our total loan portfolio ‐ Underwritten based on rental income at loan origination ‐ No exposure to rent controlled buildings ‐ Rent stabilized units represent less than 40% of the total units in the loan portfolio with the majority originated after 2019 $306 $302 $303 $343 $346 $2,214 $2,187 $2,152 $2,084 $2,053 $2,521 $2,521 $2,456 $2,427 $2,399 0.43% 0.35% 0.36% 0.45% 0.37% 0.60% 0.67% 0.79% 0.83% 0.79% 0.0% 0.2% 0.4% 0.6% 0.8% 1.0% 1.2% 1.4% 1.6% 0 500 1,000 1,500 2,000 2,500 Q2 2025 Q3 2025 Q4 2025 Q1 2026 Q2 2026 Multifamily Loans ($ in millions) BPPR Popular U.S. NPL/Loans ACL/Loans NY 56% FL 27% PR 10% NJ 4% Other 3% Multifamily Loans Balance by state Metric Q2 2025 Q3 2025 Q4 2025 Q1 2026 Q2 2026 30-89 DPD/Loans 0.44% 0.16% 0.66% 0.67% 0.51% NPL/Loans 0.43% 0.35% 0.36% 0.45% 0.37% NCO Ratio 0.00% 0.00% -0.01% 0.00% 0.22% ACL/Loans 0.67% 0.67% 0.79% 0.83% 0.79% ACL/NPL 153.60% 191.90% 221.13% 183.08% 211.82% Classified Loans/Loans 1.27% 1.20% 1.09% 1.34% 1.16% Credit Metrics

27 P.R. Mortgage Loan Portfolio Highlights: • 45% of the P.R. mortgage loan portfolio is comprised of U.S. government guaranteed loans • Over the last five years, origination average FICO scores above 750 and LTV approximately 70% • Delinquency and NCOs levels for the period remained below the historical average benchmark 48% 51% 50% 73% 66% 65% 69% 67% 67% 34% 32% 38% 21% 29% 29% 26% 27% 27% 18% 17% 12% 6% 5% 6% 5% 6% 6% 736 734 741 759 751 750 756 754 755 2018 2019 2020 2021 2022 2023 2024 2025 2026 FICO Mix of Originations (Non-Conforming) (% of approved amount) 740+ 680-739 620-679 <620 WA FICO 78% 77% 74% 70% 67% 73% 73% 72% Original LTV $4,192 $4,193 $4,180 $4,181 $4,202 $4,195 $4,180 $4,153 $4,121 $2,399 $2,502 $2,630 $2,765 $2,902 $3,038 $3,168 $3,283 $3,408 $6,591 $6,695 $6,810 $6,946 $7,104 $7,233 $7,348 $7,436 $7,530 (0.88) (0.87) (0.87) (0.86) (0.86) (0.85) (0.85) (0.84) (0.84) (0.83) (0.83) (0.82) (0.82) (0.81) (0.81) (0.80) (0.80) (0.79) (0.79) (0.78) (0.78) (0.77) (0.77) (0.76) (0.76) (0.75) (0.75) (0.74) (0.74) (0.73) (0.73) (0.72) (0.72) (0.71) (0.71) (0.70) (0.70) (0.69) (0.69) (0.68) (0.68) (0.67) (0.67) (0.66) (0.66) (0.65) (0.65) (0.64) (0.64) (0.63) (0.63) (0.62) (0.62) (0.61) (0.61) (0.60) (0.60) (0.59) (0.59) (0.58) (0.58) (0.57) (0.57) (0.56) (0.56) (0.55) (0.55) (0.54) (0.54) (0.53) (0.53) (0.52) (0.52) (0.51) (0.51) (0.50) (0.50) (0.49) (0.49) (0.48) (0.48) (0.47) (0.47) (0.46) (0.46) (0.45) (0.45) (0.44) (0.44) (0.43) (0.43) (0.42) (0.42) (0.41) (0.41) (0.40) (0.40) (0.39) (0.39) (0.38) (0.38) (0.37) (0.37) (0.36) (0.36) (0.35) (0.35) (0.34) (0.34) (0.33) (0.33) (0.32) (0.32) (0.31) (0.31) (0.30) (0.30) (0.29) (0.29) (0.28) (0.28) (0.27) (0.27) (0.26) (0.26) (0.25) (0.25) (0.24) (0.24) (0.23) (0.23) (0.22) (0.22) (0.21) (0.21) (0.20) (0.20) (0.19) (0.19) (0.18) (0.18) (0.17) (0.17) (0.16) (0.16) (0.15) (0.15) (0.14) (0.14) (0.13) (0.13) (0.12) (0.12) (0.11) (0.11) (0.10) (0.10) (0.09) (0.09) (0.08) (0.08) (0.07) (0.07) (0.06) (0.06) (0.05) (0.05) (0.04) (0.04) (0.03) (0.03) (0.02) (0.02) (0.01) (0.01) - 0.01 0.01 0.02 0.02 0.03 0.03 0.04 0.04 0.05 0.05 0.06 0.06 0.07 0.07 0.08 0.08 0.09 0.09 0.10 0.10 0.11 0.11 0.12 0.12 0.13 0.13 0.14 0.14 0.15 0.15 0.16 0.16 0.17 0.17 0.18 0.18 0.19 0.19 0.20 0.20 0.21 0.21 0.22 0.22 0.23 0.23 - 1,00 0 2,00 0 3,00 0 4,00 0 5,00 0 6,00 0 7,00 0 8,00 0 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 Q1 2026 Q2 2026 Portfolio: Guaranteed vs. Non-Guaranteed ($ in millions) Non-Guaranteed Government Guaranteed $169 $158 $161 $154 $153 $146 $162 $121 $125 $164 $158 $158 $149 $147 $140 $132 $129 $129 $333 $316 $320 $303 $301 $286 $294 $251 $254 7.9% 7.5% 7.6% 7.2% 7.2% 6.8% 7.0% 6.0% 6.2% - 0.01 0.01 0.02 0.02 0.03 0.03 0.04 0.04 0.05 0.05 0.06 0.06 0.07 0.07 0.08 0.08 0.09 0.09 0.10 0.10 0.11 0.11 0.12 0.12 0.13 0.13 0.14 0.14 0.15 0.15 0.16 0.16 0.17 0.17 0.18 0.18 0.19 0.19 0.20 0.20 0.21 0.21 0.22 0.22 0.23 0.23 0.24 0.24 0.25 0.25 0.26 0.26 0.27 0.27 0.28 0.28 0.29 0.29 0.30 0.30 0.31 0.31 0.32 0.32 0.33 0.33 0.34 0.34 0.35 0.35 0.36 0.36 0.37 0.37 0.38 0.38 0 50 100 150 200 250 300 350 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 Q1 2026 Q2 2026 Delinquency Non-Guaranteed Loans ($ in millions) 30-89 DPD NPLs 30+ DPD/Loans $223 $210 $218 $201 $219 $224 $233 $199 $212 $210 $202 $207 $185 $177 $174 $197 $196 $191 $433 $413 $425 $386 $396 $398 $430 $395 $403 18.1% 16.5% 16.2% 13.9% 13.6% 13.1% 13.6% 12.0% 11.8% - 0.005 0.010 0.015 0.020 0.025 0.030 0.035 0.040 0.045 0.050 0.055 0.060 0.065 0.070 0.075 0.080 0.085 0.090 0.095 0.100 0.105 0.110 0.115 0.120 0.125 0.130 0.135 0.140 0.145 0.150 0.155 0.160 0.165 0.170 0.175 0.180 0.185 0.190 0.195 0.200 0.205 0.210 0.215 0.220 0.225 0.230 0.235 0.240 0.245 0.250 0.255 0.260 0.265 0.270 0.275 0.280 0.285 0.290 0.295 0.300 0.305 0.310 0.315 0.320 0.325 0.330 0.335 0.340 0.345 0.350 0.355 0.360 0.365 0.370 0.375 0.380 0 50 100 150 200 250 300 350 400 450 500 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 Q1 2026 Q2 2026 Delinquency Government Guaranteed Loans ($ in millions) 30-89 DPD 90+ DPD and Still Accruing 30+ DPD/Loans 74%

28 Auto Loan Portfolio Highlights: • Auto balances have remained stable, with recent quarter- over-quarter declining trend • Delinquency and NCO levels for the period remained below the historical average benchmark. NCOs declined to 61 bps, reflecting strong credit performance • Weighted-average FICO scores of approximately 736 • Q2 originations were approximately a 67%/33% split between new/used auto loans $135 $168 $178 $191 $136 $166 $179 $187 $130 $151 $2,918 $3,773 $3,819 $3,821 $3,820 $3,862 $3,851 $3,820 $3,784 $3,767 4.64% 4.46% 4.67% 5.00% 3.57% 4.29% 4.65% 4.89% 3.42% 4.00% 0 0.01 0.02 0.03 0.04 0.05 0.06 0.07 0 500 1000 1500 2000 2500 3000 3500 4000 4500 Q4 2019 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 Q1 2026 Q2 2026 Delinquency ($ in millions) 30+ DPD Portfolio 30+ DPD/Portfolio Avg. 2011-2019 06/30/2026 6.17% 4.00% $18 $10 $17 $19 $13 $7 $12 $13 $13 $6 2.44% 0.61% 0 0.005 0.01 0.015 0.02 0.025 0 2 4 6 8 10 12 14 16 18 20 Q4 2019 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 Q1 2026 Q2 2026 NCOs and NCO-to-Loan Ratio ($ in millions) Auto NCOs NCOs % Avg. 2011-2019 YTD 1.88% 0.98% 60% 58% 61% 65% 66% 66% 67% 71% 70% 27% 26% 26% 26% 24% 24% 23% 23% 24% 7% 9% 7% 4% 3% 4% 2% 2% 2%6% 7% 6% 5% 7% 6% 8% 4% 4% 723 720 721 729 732 731 737 739 736 0 100 200 300 400 500 600 700 0% 20% 40% 60% 80% 100% 2018 2019 2020 2021 2022 2023 2024 2025 2026 FICO Mix of Originations (% of approved amount) 700+ 625-699 <625 No FICO WA FICO

29 Auto Lease Portfolio Highlights: • Auto lease balances have grown steadily, but have declined in the most recent quarter • Delinquency and NCO levels for the period below the historical average benchmark • Weighted-average FICO scores of approximately 741 $19 $33 $32 $40 $33 $37 $37 $38 $34 $35 $1,060 $1,828 $1,887 $1,925 $1,950 $1,983 $1,999 $2,001 $1,986 $1,968 1.77% 1.79% 1.69% 2.06% 1.71% 1.85% 1.83% 1.88% 1.72% 1.78% 0 0.01 0.02 0.03 0.04 0.05 0.06 0 500 1000 1500 2000 2500 Q4 2019 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 Q1 2026 Q2 2026 Delinquency ($ in millions) 30+ DPD Portfolio 30+ DPD/Loans Avg. 2011-2019 06/30/2026 2.06% 1.78% Avg. 2011-2019 YTD 0.65% 0.44% 75% 70% 70% 71% 74% 78% 79% 79% 77% 22% 26% 26% 26% 24% 19% 18% 18% 19% 3% 4% 4% 3% 2% 3% 3% 3% 4% 736 730 730 731 735 741 743 744 741 0 100 200 300 400 500 600 700 0% 20% 40% 60% 80% 100% 2018 2019 2020 2021 2022 2023 2024 2025 2026 FICO Mix of Originations (% of approved amount) 700+ 625-699 <625 No FICO WA FICO $3 $3 $2 $4 $3 $3 $2 $3 $3 $2 1.07% 0.52% 0 0.002 0.004 0.006 0.008 0.01 0.012 0.014 0.016 0 0.5 1 1.5 2 2.5 3 3.5 4 Q4 2019 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 Q1 2026 Q2 2026 NCOs and NCO-to-Loan Ratio ($ in millions) Leases NCOs NCO %

43% 44% 49% 43% 40% 41% 49% 49% 51% 49% 51% 46% 53% 56% 56% 49% 49% 47% 5% 3% 3% 3% 3% 3% 2% 2% 2% 3% 2% 2% 1% 1% 0% 0% 0% 0% 736 741 746 740 738 738 748 748 750 0 100 200 300 400 500 600 700 0% 20% 40% 60% 80% 100% 2018 2019 2020 2021 2022 2023 2024 2025 2026 FICO Mix of Originations (% of approved amount) 750+ 650-749 <650 No FICO WA FICO 30 P.R. Personal Loan Portfolio Highlights: • Portfolio balances stable but growing at a slower pace since 2024 due to credit tightening measures • Delinquency below the historical average benchmark • NCO levels for the period above the historical average benchmark, with significant improvements in most recent vintages • Weighted-average FICO scores of approximately 750 in recent vintages $43 $54 $56 $53 $49 $48 $50 $51 $46 $45 $1,368 $1,745 $1,754 $1,754 $1,756 $1,792 $1,823 $1,836 $1,851 $1,896 3.15% 3.09% 3.19% 3.01% 2.77% 2.70% 2.72% 2.75% 2.47% 2.38% 0 0.01 0.02 0.03 0.04 0.05 0 500 100 0 150 0 200 0 250 0 Q4 2019 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 Q1 2026 Q2 2026 Delinquency ($ in millions) 30+ DPD Portfolio 30+ DPD/Loans Avg. 2011-2019 06/30/2026 3.61% 2.38% Avg. 2011-2019 YTD 2.53% 3.65% $14 $21 $22 $23 $18 $16 $16 $18 $18 $16 4.19% 3.43% 0 0.01 0.02 0.03 0.04 0.05 0.06 0.07 0.08 0 5 10 15 20 25 Q4 2019 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 Q1 2026 Q2 2026 NCOs and NCO- to Loan Ratio ($ in millions) Personal loan NCOs NCO %

31 Credit Cards Portfolio Highlights: • Overall balances have generally trended upward • Delinquency has followed an overall improving trend, declining below historical benchmark in Q2 • NCOs above historical benchmarks, with an overall declining trend since 2025 • Weighted-average FICO scores of approximately 773 $39 $48 $55 $59 $54 $49 $49 $52 $46 $44 $1,124 $1,163 $1,187 $1,218 $1,188 $1,215 $1,226 $1,257 $1,214 $1,238 3.45% 4.16% 4.62% 4.85% 4.58% 4.01% 4.01% 4.13% 3.83% 3.55% 0 0.005 0.01 0.015 0.02 0.025 0.03 0.035 0.04 0.045 0.05 0.055 0.06 0 200 400 600 800 1000 1200 1400 Q4 2019 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 Q1 2026 Q2 2026 Delinquency ($ in millions) 30+ DPD Portfolio 30+ DPD/Loans Avg. 2011-2019 06/30/2026 3.74% 3.55% $8 $14 $15 $17 $16 $17 $15 $14 $16 $14 3.21% 4.67% 0 0.01 0.02 0.03 0.04 0.05 0.06 0.07 0.08 0 2 4 6 8 10 12 14 16 18 20 Q4 2019 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 Q1 2026 Q2 2026 NCOs and NCO-to-Loan Ratio ($ in millions) Credit Card NCOs NCOs % Avg. 2011-2019 YTD 3.67% 5.20% 49% 51% 55% 53% 49% 50% 65% 67% 68% 44% 43% 42% 45% 45% 45% 32% 30% 29% 2% 2% 1% 2% 3% 3% 1% 1% 1% 5% 4% 2% 0% 3% 2% 2% 2% 2% 748 750 754 753 749 750 768 772 773 0 100 200 300 400 500 600 700 0% 20% 40% 60% 80% 100% 2018 2019 2020 2021 2022 2023 2024 2025 2026 FICO Mix of Originations (% of approved amount) 750+ 650-749 <650 No FICO WA FICO

32 P.R. Public Sector Exposure • Substantially all the Corporation’s direct exposure outstanding in Q2 were obligations from various Puerto Rico municipalities. As of June 30, 2026, our direct exposure outstanding to P.R. municipalities amounted to $415 million, increasing by $74 million from the prior quarter, mainly due to new loans to the municipality of San Juan • Our direct exposure to P.R. government entities at June 30, 2026 includes an exposure associated with Automated Clearing House (“ACH”) transaction settlements capped at $47 million, none of which was outstanding Includes loans or securities that are payable by non-governmental entities, but which carry a government guarantee to cover any shortfall in collateral in the event of borrower default. Majority are single-family mortgage related Indirect Exposure Obligations of municipalities are backed by real and personal property taxes, municipal excise taxes, and/or a percentage of the sales and use tax Municipalities Obligations of the Commonwealth of Puerto Rico, its agencies and instrumentalities (excluding municipalities) P.R. Government Entities ($ in millions) Loans Securities Total Municipalities 408$ 7$ 415$ P.R. Government Entities -$ -$ -$ Indirect exposure 165$ 35$ 200$ Outstanding P.R. Sector Exposure

33 2026 January S&P upgrades outlook to Positive Senior Unsecured Ratings Fitch BBB- Stable Outlook S&P BB+ Positive Outlook Moody’s Ba1 Positive Outlook 2019 April Moody's upgrades to B1 from B2 S&P revised outlook to Positive May Fitch upgrades to BB from BB- 2020 2021 March Moody’s revised outlook to Positive April Moody’s upgrades to Ba3 from B1 Fitch and S&P revised outlook to Positive June Fitch upgrades to BBB- from BB, revised outlook to Stable April S&P upgrades to BB+ from BB-, revised outlook to Stable September Moody’s upgrades to Ba1 from Ba3, revised outlook to Stable Senior Unsec red Ratings March S&P lowers outlook to Stable 2025 September Moody’s upgrades outlook to Positive 2022 Popular’s Credit Ratings July Fitch upgrades IDR to BBB from BBB-

Investor Presentation Second Quarter 2026